                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.                      CASE NO. 02-1611 & 02-11612
                                                                               REPORTING PERIOD: JUNE 30, 2002


                            MONTHLY OPERATING REPORT

            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                       WITHIN 20 DAYS AFTER END OF MONTH


Submit copy of report to any official committee appointed in the case.

                                                                                            DOCUMENT         EXPLANATION
REQUIRED DOCUMENTS                                                         FORM NO.         ATTACHED           ATTACHED
Schedule of Cash Receipts and Disbursements                                MOR-1              Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)      Yes
     Copies of bank statements                                                                Yes
     Cash disbursements journals                                                              Yes
Statement of Operations                                                    MOR-2              Yes
Balance Sheet                                                              MOR-3              Yes
Status of Postpetition Taxes                                               MOR-4              Yes
    Copies of IRS Form 6123 or payment receipt                                                Yes
    Copies of tax returns filed during reporting period                                       N/A
Summary of Unpaid Postpetition Debts                                       MOR-4              Yes
    Listing of aged accounts payable                                                          Yes
Accounts Receivable Reconciliation and Aging                               MOR-5              Yes
Debtor Questionnaire                                                       MOR-5              Yes


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                   Date


---------------------------------------
Signature of Joint Debtor                             Date


/S/ W.R. SMEDBERG                                   August 19, 2002
-----------------
Signature of Authorized Individual*                   Date


WILLIAM R. SMEDBERG                            Executive Vice President
-------------------
Printed Name of Authorized Individual        Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


                                                                        FORM MOR
                                                                          (9/99)

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                   SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS
                                    JUNE 2002


                                                    ----------------------------------------------------------
                                                                               JUNE 2002
                                                    ----------------------------------------------------------
                                                        NETWORK ACCESS
                                                    SOLUTIONS, CORPORATION     NASOP, INC.           TOTAL
                                                    -----------------------    -----------      --------------
RECEIPTS:
   NWS                                                      2,358,000                 -             2,358,000
   NIS                                                            -                   -                   -
   NASOP                                                          -             1,441,000           1,441,000
   Other                                                      221,000                 -               221,000
                                                        ---------------------------------       -------------
TOTAL RECEIPTS                                              2,579,000           1,441,000           4,020,000
                                                        ---------------------------------       -------------
COGS EXPENDITURES:
   Covad                                                      110,989           1,081,807           1,192,796
   Verizon                                                  1,152,000                 -             1,152,000
   Level 3                                                    112,482                 -               112,482
   WCOM                                                        49,776                 -                49,776
   ICI                                                         45,732                 -                45,732
   Solunet                                                        -                   -                   -
   Gebran                                                      20,771                 -                20,771
   Metromedia                                                  19,598                 -                19,598
   Juniper                                                      3,072                 -                 3,072
   Sprint                                                      14,503                 -                14,503
   Monettech                                                   15,813                 -                15,813
   SNET                                                         5,916                 -                 5,916
   Bell South                                                     -                   -                   -
   Dominion                                                    10,656                 -                10,656
   Cogent                                                       7,800                 -                 7,800
   AT&T                                                         1,055                 -                 1,055
   Starnet                                                        -                   -                   -
                                                        ---------------------------------       -------------
TOTAL COST OF GOODS SOLD                                    1,570,163           1,081,807           2,651,970
                                                        ---------------------------------       -------------
OPERATING EXPENDITURES:
   Wages (ADP)                                                528,467             138,246             666,714
   Commissions (ADP)                                           93,460              46,249             139,708
   Fringe Benefits                                             84,415              22,083             106,498
   Payroll Taxes (ADP)                                         43,790              11,455              55,246
   Telecom                                                        757                 -                   757
   Travel                                                      12,464                 -                12,464
   Agent Commissions                                           11,194                 -                11,194
   Postage, Delivery & Printing                                 5,851               2,895               8,747
   Aliant                                                      60,206              29,794              90,000
   Collections                                                 16,724               8,276              25,000
   Telecom - Voice/Data                                        28,913                 -                28,913
   Rent - Office Base                                          51,522              13,478              65,000
   Rent - Office Other                                          3,486                 -                 3,486
   Supplies & Expensed Equipment                                1,876                 -                 1,876
   Bank Charges                                                 4,869                 834               5,703
   Insurance-Liability                                         27,339                 -                27,339
   Payroll Processing Services                                  1,468                 -                 1,468
   Sales & Use Taxes                                                5                 -                     5
   GECC Adequate Protection Payment                           210,000                 -               210,000
                                                        ---------------------------------       -------------
TOTAL EXPENDITURES                                          2,756,969           1,355,118           4,112,087
                                                        ---------------------------------       -------------
NET CASH                                                     (177,969)             85,882             (92,087)
                                                        ---------------------------------       -------------


* THE DEBTORS HAVE TRADITIONALLY PREPARED THEIR FINANCIAL INFORMATION ON A CONSOLIDATED BASIS. THE FOREGOING SCHEDULE HAS BEEN PREPARED AT THE REQUEST OF THE US TRUSTEE'S OFFICE. THERE ARE CERTAIN ESTIMATES AND ASSUMPTIONS MADE IN PREPARING THE ALLOCATION OF EXPENDITURES BETWEEN THE DEBTORS THAT, ALTHOUGH CONSIDERED TO BE REASONABLE, MAY OR MAY NOT PROVE TO BE ACCURATE. NEITHER THE DEBTORS NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OF SUCH ESTIMATES/ASSUMPTIONS.

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
      SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS (TRUSTEE FEE CALCULATION)
                                    JUNE 2002

------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)            NAS                NASOP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                        $ 2,756,969          $ 1,355,118
------------------------------------------------------------------------------------------------------------------------------------
     LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                     $      -             $      -
------------------------------------------------------------------------------------------------------------------------------------
     PLUS:  ESTATE DISBURSEMENTS MADE BY OURSIDE SOURCES (i.e. from escrow account)        $      -             $      -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                            $ 2,756,969          $ 1,355,118
------------------------------------------------------------------------------------------------------------------------------------


               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                                  CASH BALANCES
                                  JUNE 30, 2002

                                                            BANK              BOOK
                                                           BALANCE           BALANCE
BANK OF AMERICA                                           6/30/2002         6/30/2002
NASOP, Inc (004124657733)                                  1,538,440        1,538,440
Network Access Solutions (004124657937)                      797,257          313,398
Network Access Solutions - Benefits (004125389932)            27,355                0
Network Access Solutions - Sales Tax (004127083016)          100,000          100,000
Network Access Solutions - Managed (894645)                1,586,343        1,586,343
FIRST UNION
Employee Stock (002000008310169)                              20,000              -
Concentration (002000008313250)                            1,356,176        1,290,244
Cash Collateral (002000013845661)                            329,360          329,360

                                                           ---------        ---------
ENDING BALANCE
                                                           5,754,931        5,157,786
                                                           ---------        ---------

Checks Outstanding (004124657937)                                            (483,859)
Reconciling Item (004125389932)                                               (27,355)
Reconciling Item (0020000008310169)                                           (20,000)
Other Misc transaction differences                                            (65,932)


                 NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                       OUTSTANDING CHECKS LIST (004124657937)
                                    JUNE 30, 2002

    CHECK        DATE
    NUMBER      ISSUED                   PAYEE                                   AMOUNT
    ------      ------                   -----                                   ------
    35429     12-Jun-02      ACTIVE DATA SYSYTEM                                  68.04
    35435     12-Jun-02      ARTHERQUEST SOLUTIO                                  43.02
    35437     12-Jun-02      AUST, JAMES                                         174.96
    35440     12-Jun-02      BANTECH OF OLD BRID                                  52.80
    35444     12-Jun-02      BROWN, WALTER                                       174.97
    35445     12-Jun-02      BSC GROUP                                            60.93
    35450     12-Jun-02      COMTEL GROUP                                        243.27
    35462     12-Jun-02      DIGITALEYE DESIGNS                                   40.95
    35465     12-Jun-02      ENYART, JOHN                                         32.40
    35466     12-Jun-02      FANNING, REBECCA                                    179.16
    35468     12-Jun-02      FUNG, WILLIAM                                        75.97
    35473     12-Jun-02      HOME OFFICE SOLUTIO                                  31.86
    35475     12-Jun-02      INFO TECH SOLUTIONS                                  51.86
    35482     12-Jun-02      JEM CONSULTING                                       72.18
    35484     12-Jun-02      JIVAS TECHNOLOGIES                                  100.80
    35491     12-Jun-02      LUZIO, MICHAEL                                      281.74
    35492     12-Jun-02      MASTER TECH PHONE C                                  41.85
    35501     12-Jun-02      NEOSYNAPSE                                           33.30
    35503     12-Jun-02      NETWORK INC                                         139.77
    35506     12-Jun-02      NICE TOUCH COMMUNIC                                  51.00
    35507     12-Jun-02      NM COMPUTING INC                                     80.82
    35508     12-Jun-02      NSI                                                  48.15
    35509     12-Jun-02      OLMEC SYSTEMS INC                                    35.64
    35516     12-Jun-02      RAUSO, PETER                                         99.27
    35523     12-Jun-02      SILVERBOY RECORDS                                    42.48
    35533     12-Jun-02      TECHNOLOGY SYSTEMS                                   52.11
    35539     12-Jun-02      TORNADO COMPUTER SY                                 169.74
    35541     12-Jun-02      UNICOM                                              223.29
    35548     13-Jun-02      LANDING TECHNOLOGY                                  241.20
    35550     17-Jun-02      DISTRICT CLERK                                      260.97
    35561     25-Jun-02      FANNING, REBECCA                                    286.23
    35562     25-Jun-02      FERRANTO, JOHN                                      410.41
    35563     25-Jun-02      HAMMOND, GWEN                                       353.71
    35564     25-Jun-02      IEROPOLI, MARCIE                                    375.23
    35565     25-Jun-02      LUZIO, MICHAEL                                      653.17
    35566     25-Jun-02      MORRIS, JAMES                                       204.41
    35568     25-Jun-02      PATRICK, DAVID                                      110.49
    35569     25-Jun-02      SHADE, HEIDI                                        344.37
    35570     25-Jun-02      SINGLETON, JEFFREY                                   80.45
    35571     25-Jun-02      YORK, TERRA                                         177.77
    35572     26-Jun-02      ADP INC                                           1,467.58
    35573     26-Jun-02      ALVAREZ, MICHAEL                                    361.60
    35574     26-Jun-02      ASCOM HASLER MAILIN                                 225.72
    35575     26-Jun-02      AT&T                                              1,055.30
    35576     26-Jun-02      AT&T                                                967.11
    35577     26-Jun-02      COGENT COMMUNICATIO                               7,800.00
    35578     26-Jun-02      DOMINION TELECO IN                               10,655.84
    35579     26-Jun-02      FEDEX                                               160.73
    35580     26-Jun-02      FLEXAMERICA INC                                     606.00
    35581     26-Jun-02      INTERMEDIA COMMUNIC                              45,732.00

                 NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                       OUTSTANDING CHECKS LIST (004124657937)
                                    JUNE 30, 2002

    CHECK        DATE
    NUMBER      ISSUED                   PAYEE                                   AMOUNT
    ------      ------                   -----                                   ------
    35582     26-Jun-02      JUNIPER INTERNET CO                               3,071.78
    35583     26-Jun-02      LEVEL 3 COMMUNICATI                             112,482.11
    35584     26-Jun-02      METROMEDIA FIBER NE                              19,597.76
    35585     26-Jun-02      MONETTECH LIMITED C                               3,980.00
    35586     26-Jun-02      SPRINT                                            1,733.33
    35587     26-Jun-02      SPRINT                                           28,949.74
    35588     26-Jun-02      SPRINT/LOCAL TELECO                                 820.12
    35589     26-Jun-02      UNITED PARCEL SERVI                                 734.23
    35590     26-Jun-02      UNUM LIFE INSURANCE                               7,241.96
    35591     26-Jun-02      WORLDWIDE EXPRESS                                   246.55
    35592     26-Jun-02      WRIGHT EXPRESS UNIV                               2,883.47
    35593     27-Jun-02      AT&T WIRELESS SERVI                                 364.86
    35594     28-Jun-02      DISTRICT CLERK                                      260.97
    35595     28-Jun-02      FLORIDA STATE DISBU                                 255.50
    35596     28-Jun-02      NASSAU COUNTY SCU                                   250.00
    35597     28-Jun-02      TREASURER OF VIRGIN                                 291.05
    35598     28-Jun-02      TREASURER OF VIRGIN                                 301.50
    35599     28-Jun-02      ARA PORTFOLIO MANAG                                  29.31
    35600     28-Jun-02      AT&T WIRELESS SERVI                                 391.92
    35601     28-Jun-02      BLUE RIDGE NETWORKS                               4,027.88
    35602     28-Jun-02      COMMONWEALTH OF MAS                                   5.00
    35603     28-Jun-02      D&B RECEIVABLE MANA                              25,000.00
    35604     28-Jun-02      EARTHLINK INC                                       798.98
    35605     28-Jun-02      FERRANTO, JOHN                                      400.00
    35606     28-Jun-02      GEBRAN.COM                                       20,771.00
    35607     28-Jun-02      JOSEPH MARKHAM                                      120.81
    35608     28-Jun-02      MARSH USA INC                                    19,491.00
    35609     28-Jun-02      MCI WORLDCOM COMMUN                              13,303.11
    35610     28-Jun-02      MCI WORLDCOM COMMUN                               4,405.21
    35611     28-Jun-02      MCI WORLDCOM COMMUN                              10,560.24
    35612     28-Jun-02      MCI WORLDCOM COMMUN                               6,547.51
    35613     28-Jun-02      MCI WORLDCOM COMMUN                               1,084.61
    35614     28-Jun-02      MCI WORLDCOM COMMUN                                 754.32
    35615     28-Jun-02      MCI WORLDCOM COMMUN                                 948.64
    35616     28-Jun-02      OLM LLC                                           1,535.00
    35617     28-Jun-02      SNET                                              5,916.12
    35618     28-Jun-02      THORNTON, R. KIRBY                                   1,919.27
    35619     28-Jun-02      TONYA L. CONGO                                      394.70
    35620     28-Jun-02      UNIVERSAL ACCESS IN                               4,583.80
    35621     28-Jun-02      XWAVE                                            90,000.00
    35622     28-Jun-02      MCI WORLDCOM COMMUN                              12,172.55
                                                                            -----------
                             TOTAL CHECKS OUTSTANDING (004124657937)         483,858.53
                                                                             ==========

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                  CHECK REGISTER / CASH DISBURSEMENTS JOURNALS
                           FOR THE MONTH OF JUNE 2002

------------------------------------------------------------------------------------------------
    CHECK NUMBER  DATE ISSUED         SUPPLIER NAME                           PAYMENT AMOUNT
-------------------------------------------------------------------------------------------------
       35427       12-Jun-02   4 YOURTELECOMMUNICA                                 746.53
       35428       12-Jun-02   AB&T                                                124.11
       35429       12-Jun-02   ACTIVE DATA SYSYTEM                                  68.04
       35572       26-Jun-02   ADP INC                                           1,467.58
       Wire        13-Jun-02   ADP INC (PAYROLL TAXES)                         129,213.28
       Wire        27-Jun-02   ADP INC (PAYROLL TAXES)                         178,077.52
       Wire        11-Jun-02   ADP INC (PAYROLL)                               236,137.64
       Wire        26-Jun-02   ADP INC (PAYROLL)                               312,908.85
       35430       12-Jun-02   ADVANCED COMMUNICAT                                  36.00
       35431       12-Jun-02   ADVANCED COMPUTER T                                  32.40
       35432       12-Jun-02   ADVANCED DIGITAL SO                                  48.96
       35433       12-Jun-02   ADVANCED RESEARCH A                                  46.71
       35434       12-Jun-02   ALPHA COMMUNICATION                                 220.14
       35573       26-Jun-02   ALVAREZ, MICHAEL                                    361.60
       35599       28-Jun-02   ARA PORTFOLIO MANAG                                  29.31
       35435       12-Jun-02   ARTHERQUEST SOLUTIO                                  43.02
       35574       26-Jun-02   ASCOM HASLER MAILIN                                 225.72
       35575       26-Jun-02   AT&T                                              1,055.30
       35576       26-Jun-02   AT&T                                                967.11
       35593       27-Jun-02   AT&T WIRELESS SERVI                                 364.86
       35600       28-Jun-02   AT&T WIRELESS SERVI                                 391.92
       35436       12-Jun-02   ATLAS MICROSYSTEMS                                   44.10
       35437       12-Jun-02   AUST, JAMES                                         174.96
       35438       12-Jun-02   AUST, JONATHAN                                       29.00
       35439       12-Jun-02   AUST, STEVE                                         235.18
       Wire        27-Jun-02   BANK OF AMERICA (Bank Charges)                    5,703.17
       35440       12-Jun-02   BANTECH OF OLD BRID                                  52.80
       Wire        11-Jun-02   BENEFITS ACCOUNT                                 20,000.00
       Wire        20-Jun-02   BENEFITS ACCOUNT                                 15,000.00
       Wire        27-Jun-02   BENEFITS ACCOUNT                                 24,270.13
       35441       12-Jun-02   BETTER BYTE COMPUTE                                 214.65
       35601       28-Jun-02   BLUE RIDGE NETWORKS                               4,027.88
       35442       12-Jun-02   BRATTON ENTERPRISES                                  52.80
       35443       12-Jun-02   BRIAN HALL                                           82.98
       35444       12-Jun-02   BROWN, WALTER                                       174.97
       35445       12-Jun-02   BSC GROUP                                            60.93
       35446       12-Jun-02   CBS WHITCOM                                          87.75
       35577       26-Jun-02   COGENT COMMUNICATIO                               7,800.00
       35602       28-Jun-02   COMMONWEALTH OF MAS                                   5.00
       35447       12-Jun-02   COMPLETE NETWORK SO                                  36.45
       35448       12-Jun-02   COMPUHELP                                            39.60
       35449       12-Jun-02   COMPUTER APPLICATIO                                  39.00
       35450       12-Jun-02   COMTEL GROUP                                        243.27
       35451       12-Jun-02   CONNECTIVITY SERVIC                                 236.79
       35452       12-Jun-02   CONNECTIVITY SYSTEM                                  48.00
       35453       12-Jun-02   CONSULT CITY INTERN                                 176.94
       35454       12-Jun-02   COST MANAGEMENT ASS                                 157.32
       Wire        26-Jun-02   COVAD                                         1,192,796.00
       35455       12-Jun-02   CROSSROAD STRATEGIE                                  40.50
       35456       12-Jun-02   CWPS                                                 57.51
       35603       28-Jun-02   D&B RECEIVABLE MANA                              25,000.00
       35457       12-Jun-02   DANNY WHITE                                          51.98

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                  CHECK REGISTER / CASH DISBURSEMENTS JOURNALS
                           FOR THE MONTH OF JUNE 2002

------------------------------------------------------------------------------------------------
    CHECK NUMBER  DATE ISSUED         SUPPLIER NAME                           PAYMENT AMOUNT
-------------------------------------------------------------------------------------------------
       35458       12-Jun-02   DATALINK INTERACTIV                                  52.50
       35459       12-Jun-02   DECISIVE BUSINESS S                                 136.89
       35460       12-Jun-02   DELTA TELEPHONE                                      91.62
       35461       12-Jun-02   DENNIS J NOLTE                                       67.74
       35462       12-Jun-02   DIGITALEYE DESIGNS                                   40.95
       35550       17-Jun-02   DISTRICT CLERK                                      260.97
       35594       28-Jun-02   DISTRICT CLERK                                      260.97
       35578       26-Jun-02   DOMINION TELECOM IN                              10,655.84
       35463       12-Jun-02   DULLES TECH 3                                    68,486.29
       35464       12-Jun-02   DYNAMIC MARKETING S                                 135.30
       35604       28-Jun-02   EARTHLINK INC                                       798.98
       35465       12-Jun-02   ENYART, JOHN                                         32.40
       35466       12-Jun-02   FANNING, REBECCA                                    179.16
       35561       25-Jun-02   FANNING, REBECCA                                    286.23
       35467       12-Jun-02   FARRER, WILLIAM H                                 1,029.92
       35579       26-Jun-02   FEDEX                                               160.73
       35562       25-Jun-02   FERRANTO, JOHN                                      410.41
       35605       28-Jun-02   FERRANTO, JOHN                                      400.00
       35580       26-Jun-02   FLEXAMERICA INC                                     606.00
       35552       17-Jun-02   FLORIDA STATE DISBU                                 255.50
       35595       28-Jun-02   FLORIDA STATE DISBU                                 255.50
       35468       12-Jun-02   FUNG, WILLIAM                                        75.97
       35469       12-Jun-02   GAYLON COMMUNICATIO                                 215.37
       35606       28-Jun-02   GEBRAN.COM                                       20,771.00
       Wire        10-Jun-02   GECC                                            210,000.00
       35470       12-Jun-02   HAMMOND, GWEN                                       311.55
       35563       25-Jun-02   HAMMOND, GWEN                                       353.71
       35471       12-Jun-02   HANNA, RICHARD                                       70.45
       35472       12-Jun-02   HEROLD, RON                                          30.00
       35473       12-Jun-02   HOME OFFICE SOLUTIO                                  31.86
       35474       12-Jun-02   IEROPOLI, MARCIE                                    290.71
       35564       25-Jun-02   IEROPOLI, MARCIE                                    375.23
       35475       12-Jun-02   INFO TECH SOLUTIONS                                  51.86
       35476       12-Jun-02   INFOSYS NETWORKS                                     76.20
       35477       12-Jun-02   INTELENET COMMUNICA                                 103.50
       35478       12-Jun-02   INTELLICOMP TECHNOL                                  97.11
       35581       26-Jun-02   INTERMEDIA COMMUNIC                              45,732.00
       35479       12-Jun-02   INTERNET CONNECTION                                  63.90
       35480       12-Jun-02   ISIS NETWORKS                                        39.84
       35481       12-Jun-02   ITC                                                 317.88
       35482       12-Jun-02   JEM CONSULTING                                       72.18
       35483       12-Jun-02   JEMS SOFTWARE AND C                                  70.08
       35484       12-Jun-02   JIVAS TECHNOLOGIES                                  100.80
       35607       28-Jun-02   JOSEPH MARKHAM                                      120.81
       35485       12-Jun-02   JP COMMUNICATIONS G                                 136.29
       35582       26-Jun-02   JUNIPER INTERNET CO                               3,071.78
       35486       12-Jun-02   KONIOR, JONATHAN                                    383.55
       35548       13-Jun-02   LANDING TECHNOLOGY                                  241.20
       35487       12-Jun-02   LANSULTANTS                                          58.56
       35488       12-Jun-02   LAROSA, ERMINIO                                     150.00
       35583       26-Jun-02   LEVEL 3 COMMUNICATI                             112,482.11
       35489       12-Jun-02   LONG, JASON                                          47.40

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                  CHECK REGISTER / CASH DISBURSEMENTS JOURNALS
                           FOR THE MONTH OF JUNE 2002

------------------------------------------------------------------------------------------------
    CHECK NUMBER  DATE ISSUED         SUPPLIER NAME                           PAYMENT AMOUNT
-------------------------------------------------------------------------------------------------
       35490       12-Jun-02   LOVE, BRAD                                          788.95
       35491       12-Jun-02   LUZIO, MICHAEL                                      281.74
       35565       25-Jun-02   LUZIO, MICHAEL                                      653.17
       35545       13-Jun-02   MARKLE, ROSEMARY                                     51.15
       35608       28-Jun-02   MARSH USA INC                                    19,491.00
       Wire        18-Jun-02   MASS MUTUAL LIFE INS                             22,810.20
       Wire        27-Jun-02   MASS MUTUAL LIFE INS                             24,417.71
       35492       12-Jun-02   MASTER TECH PHONE C                                  41.85
       35493       12-Jun-02   MCALISTER, JOHN                                      83.74
       35609       28-Jun-02   MCI WORLDCOM COMMUN                              13,303.11
       35610       28-Jun-02   MCI WORLDCOM COMMUN                               4,405.21
       35611       28-Jun-02   MCI WORLDCOM COMMUN                              10,560.24
       35612       28-Jun-02   MCI WORLDCOM COMMUN                               6,547.51
       35613       28-Jun-02   MCI WORLDCOM COMMUN                               1,084.61
       35614       28-Jun-02   MCI WORLDCOM COMMUN                                 754.32
       35615       28-Jun-02   MCI WORLDCOM COMMUN                                 948.64
       35622       28-Jun-02   MCI WORLDCOM COMMUN                              12,172.55
       35494       12-Jun-02   METAPHOR INC                                        320.04
       35584       26-Jun-02   METROMEDIA FIBER NE                              19,597.76
       35495       12-Jun-02   METROTECH PARTNERS                                   50.40
       35496       12-Jun-02   MICROTASK CONSULTIN                                  30.30
       35497       12-Jun-02   MIGLIORE, MICHAEL                                   720.62
       35498       12-Jun-02   MIT GROUP                                           544.05
       35558       19-Jun-02   MONETTECH LIMITED C                               4,592.40
       35559       19-Jun-02   MONETTECH LIMITED C                               4,453.40
       35560       19-Jun-02   MONETTECH LIMITED C                               2,787.23
       35585       26-Jun-02   MONETTECH LIMITED C                               3,980.00
       35499       12-Jun-02   MORGAN COMMUNICATIO                                  31.23
       35566       25-Jun-02   MORRIS, JAMES                                       204.41
       35500       12-Jun-02   MS NETWORK SOLUTION                                 180.72
       35551       17-Jun-02   NASSAU COUNTY SCU                                   250.00
       35596       28-Jun-02   NASSAU COUNTY SCU                                   250.00
       35501       12-Jun-02   NEOSYNAPSE                                           33.30
       35502       12-Jun-02   NETEX INC                                           281.97
       35503       12-Jun-02   NETWORK INC                                         139.77
       35504       12-Jun-02   NETWORK RESOURCES                                    46.08
       35505       12-Jun-02   NEXT WAVE CONSULTIN                                  35.40
       35506       12-Jun-02   NICE TOUCH COMMUNIC                                  51.00
       35507       12-Jun-02   NM COMPUTING INC                                     80.82
       35508       12-Jun-02   NSI                                                  48.15
       35616       28-Jun-02   OLM LLC                                           1,535.00
       35509       12-Jun-02   OLMEC SYSTEMS INC                                    35.64
       35510       12-Jun-02   OSG BILLING SERVICE                               7,605.14
       35511       12-Jun-02   PARKER, TIMOTHY                                     115.16
       35568       25-Jun-02   PATRICK, DAVID                                      110.49
       35512       12-Jun-02   POTOMAC UNITED NETW                                  91.98
       35513       12-Jun-02   PRECISE TECHNOLOGIE                                 153.54
       35514       12-Jun-02   PRECISE TECHNOLOGY                                  132.96
       35515       12-Jun-02   PREMIER TELECOMMUNI                                 176.72
       35516       12-Jun-02   RAUSO, PETER                                         99.27
       35517       12-Jun-02   RAVEN TECHNOLOGIES                                  207.54
       35518       12-Jun-02   RIMENET LLC                                          41.67

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                  CHECK REGISTER / CASH DISBURSEMENTS JOURNALS
                           FOR THE MONTH OF JUNE 2002

------------------------------------------------------------------------------------------------
    CHECK NUMBER  DATE ISSUED         SUPPLIER NAME                           PAYMENT AMOUNT
-------------------------------------------------------------------------------------------------
       35519       12-Jun-02   ROSE TELECOM                                         54.09
       35520       12-Jun-02   ROUTERDOG                                            49.41
       35521       12-Jun-02   RUDOLPH, LAURENCE                                    77.47
       35522       12-Jun-02   RUNNYMEADE, INC.                                     44.40
       35569       25-Jun-02   SHADE, HEIDI                                        344.37
       35523       12-Jun-02   SILVERBOY RECORDS                                    42.48
       35524       12-Jun-02   SIMMONS BUSINESS SY                                  49.98
       35570       25-Jun-02   SINGLETON, JEFFREY                                   80.45
       35525       12-Jun-02   SMALLBIZMANAGER.COM                                  53.10
       35526       12-Jun-02   SMEDBERG, BILL                                      717.00
       35527       12-Jun-02   SMITH, ROBYN                                         46.12
       35617       28-Jun-02   SNET                                              5,916.12
       35528       12-Jun-02   SNORING DOG PRODUCT                                  45.63
       35529       12-Jun-02   SOLVE RIME TECH                                     307.08
       35530       12-Jun-02   SPENCER, BRIAN                                      783.51
       35586       26-Jun-02   SPRINT                                            1,733.33
       35587       26-Jun-02   SPRINT                                           28,949.74
       35588       26-Jun-02   SPRINT/LOCAL TELECO                                 820.12
       35531       12-Jun-02   SYSTEMS SOLUTIONS I                                  32.04
       35532       12-Jun-02   TECHNOLOGIC                                          64.92
       35533       12-Jun-02   TECHNOLOGY SYSTEMS                                   52.11
       35534       12-Jun-02   TELESOLUTIONS                                        94.14
       35535       12-Jun-02   TELESOURCE                                          301.05
       35536       12-Jun-02   TENABLE COMPUTER DE                                  38.40
       35618       28-Jun-02   THORNTON, R. KIRBY                                1,919.27
       35537       12-Jun-02   TOLIVER, CHARLES                                    750.69
       35538       12-Jun-02   TOM TOPPING                                          33.60
       35619       28-Jun-02   TONYA L. CONGO                                      394.70
       35539       12-Jun-02   TORNADO COMPUTER SY                                 169.74
       35553       17-Jun-02   TREASURER OF VIRGIN                                 301.50
       35554       17-Jun-02   TREASURER OF VIRGIN                                 291.05
       35597       28-Jun-02   TREASURER OF VIRGIN                                 291.05
       35598       28-Jun-02   TREASURER OF VIRGIN                                 301.50
       35540       12-Jun-02   TRI NET SYSTEMS INC                                  44.82
       35541       12-Jun-02   UNICOM                                              223.29
       35589       26-Jun-02   UNITED PARCEL SERVI                                 734.23
       35620       28-Jun-02   UNIVERSAL ACCESS IN                               4,583.80
       35590       26-Jun-02   UNUM LIFE INSURANCE                               7,241.96
       Wire        28-Jun-02   VERIZON                                       1,152,000.00
       35549       13-Jun-02   V-LINK                                              985.38
       35542       12-Jun-02   WARP NETWORKS, INC                                   40.77
       35543       12-Jun-02   WEBER SYSTEMS                                       229.50
       35591       26-Jun-02   WORLDWIDE EXPRESS                                   246.55
       35592       26-Jun-02   WRIGHT EXPRESS UNIV                               2,883.47
       35544       12-Jun-02   X86 COMPUTERS                                        82.20
       35621       28-Jun-02   XWAVE                                            90,000.00
       35571       25-Jun-02   YORK, TERRA                                         177.77
                                                                          ---------------
TOTAL CASH DISBURSEMENTS FOR JUNE 2002                                       4,112,086.82
                                                                          ---------------

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                             STATEMENT OF OPERATIONS
                                  JUNE 30, 2002

                                                  -------------------------------------        -----------
                                                      NETWORK ACCESS
                                                  SOLUTIONS, CORPORATION   NASOP, INC.            TOTAL
                                                  -------------------------------------        -----------
REVENUE                                                 $ 2,635,538         $ 1,450,000        $ 4,085,538
COST OF GOOD SOLD                                       $ 1,857,744         $   951,838        $ 2,809,581
                                                        -------------------------------        -----------
 GROSS PROFIT                                           $   777,794         $   498,162        $ 1,275,957
                                                        -------------------------------        -----------

OPERATING EXPENSES
      Wages                                                 556,156             145,490            701,646
      Capitalized Wages                                         -                   -                  -
      Bonuses                                                   -                   -                  -
      Performance Compensation                                  -                   -                  -
      Commissions                                            47,391              23,452             70,842
      Draws                                                     -                   -                  -
      Fringe Benefit Allocation                              65,510              17,137             82,647
      Payroll Taxes Allocation                               42,419              11,097             53,515
                                                        -------------------------------        -----------
         Total Compensation & Benefits                  $   711,476         $   197,175        $   908,651
                                                        -------------------------------        -----------

      Telecom                                                 4,093                 -                4,093
      Employee Lines                                          6,500                 -                6,500
      Travel                                                 15,309                 -               15,309
                                                        -------------------------------        -----------
         Total Employee-Based Expenses                  $    25,902         $       -          $    25,902
                                                        -------------------------------        -----------

      Marketing                                              11,053                 -               11,053
      Postage, Delivery & Printing                            8,025                 -                8,025
      Professional - Accounting                               6,773               3,352             10,125
      Professional - Legal                                   45,604              22,567             68,171
      Professional - Collections                             16,724               8,276             25,000
      Professions - Cust. Care                               60,206              29,794             90,000
      Professions - Other                                     7,591               3,756             11,347
      Telecom - Voice/Data                                   36,567                 -               36,567
      Rent - Office Base                                     58,114              15,203             73,317
      Rent - Office Other                                     7,275                 -                7,275
      Rent - Equipment Rents & Leases                        16,320                 -               16,320
      Repairs & Maintenance                                  37,862                 -               37,862
      Supplies & Expensed Equipment                           2,050                 -                2,050
                                                        -------------------------------        -----------
         Total Cost Center Specific Expenses            $   314,165         $    82,947        $   397,112
                                                        -------------------------------        -----------

      Bank Charges                                               15                 -                   15
      Insurance-Liability                                    25,037                 -               25,037
      Franchise Taxes, Licenses & Permits                       123                 -                  123
      Taxes - Property                                       62,795                 -               62,795
                                                        -------------------------------        -----------
         Total Overhead Expenses                        $    87,971         $       -          $    87,971
                                                        -------------------------------        -----------

       Total Selling, general and administrative        $ 1,139,514         $   280,123        $ 1,419,637
                                                        -------------------------------        -----------

 EBITDA BEFORE RESTRUCTURING COSTS                      $  (361,719)        $   218,040        $  (143,680)

 RESTRUCTURING COSTS
       Legal                                            $    55,974         $    27,699        $    83,673
                                                        -------------------------------        -----------
         Total Restructuring Costs                      $    55,974         $    27,699        $    83,673
                                                        -------------------------------        -----------

 EBITDA AFTER RESTRUCTURING COSTS                       $  (417,693)        $   190,340        $  (227,353)

  Amortization                                              116,288             187,116            303,404
  Depreciation                                            2,245,947                 -            2,245,947
                                                        -------------------------------        -----------

 EBIT                                                   $(2,779,928)        $     3,224        $(2,776,704)

  Interest Income                                               -                   -                  -
  Interest Expense                                              -                   -                  -
  Taxes - Income                                                -                   -                  -
                                                        -------------------------------        -----------
 Net Income (Loss)                                      $(2,779,928)        $     3,224        $(2,776,704)
                                                        ===============================        ===========

Preferred stock dividends                                   431,507                 -              431,507

 Net Income (Loss) applicable to common
   stockholders                                         $(3,211,435)        $     3,224        $(3,208,211)
                                                        ===============================        ===========


* THE DEBTORS HAVE TRADITIONALLY PREPARED THEIR FINANCIAL INFORMATION ON A CONSOLIDATED BASIS. THE FOREGOING SCHEDULE HAS BEEN PREPARED AT THE REQUEST OF THE US TRUSTEE'S OFFICE. THERE ARE CERTAIN ESTIMATES AND ASSUMPTIONS MADE IN PREPARING THE ALLOCATION OF EXPENDITURES BETWEEN THE DEBTORS THAT, ALTHOUGH CONSIDERED TO BE REASONABLE, MAY OR MAY NOT PROVE TO BE ACCURATE. NEITHER THE DEBTORS NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OF SUCH ESTIMATES/ASSUMPTIONS.

* NOTHING HEREIN IS INTENDED AS AN ADMISSION AS TO THE NATURE OF ANY DEBT INCLUDING, BUT NOT LIMITED TO, WHETHER AN OBLIGATION IS A LEASE OR SECURED TRANSACTION

               NETWORK ACCESS SOLUTIONS, CORPORATION & NASOP, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2002

                                                                 -------------------------------------      --------------
                                                                      NETWORK ACCESS
                                                                 SOLUTIONS, CORPORATION   NASOP, INC.            TOTAL
                                                                 -------------------------------------      --------------
ASSETS
Current assets:
     Cash and cash equivalents                                       $   3,290,451       $   1,538,440       $   4,828,891
                                                                               -
     Accounts receivable                                                 6,707,727           6,066,481          12,774,208
     Allowance for doubtful accounts                                    (4,376,851)         (2,395,055)         (6,771,906)
                                                                     ---------------------------------       -------------
           Total accounts receivable                                     2,330,876           3,671,426           6,002,302

     Inventory                                                               7,069                 -                 7,069

    Prepaid and other current assets
            Deferred promotions                                                -                   -                   -
            Prepaid insurance                                              560,267                 -               560,267
            Deposits                                                       312,040                 -               312,040
            Other Receivables                                               (5,694)                -                (5,694)
            Prepaid rent                                                       -                   -                   -
            Prepaid advertising                                                -                   -                   -
            Prepaid maintenance & support                                   64,288                 -                64,288
            Prepaid other                                                 (404,854)                -              (404,854)
                                                                     ---------------------------------       -------------
           Total prepaid and other current assets                          526,047                 -               526,047

     Property and equipment, cost                                       93,334,304                 -            93,334,304
     Property and equipment, accumulated depreciation                  (65,992,226)                -           (65,992,226)
                                                                     ---------------------------------       -------------
           Total Property and Equipment, net                            27,342,078                 -            27,342,078

     Restricted cash                                                       328,896                 -               328,896
     Deposits and other noncurrent assets                                  851,136                 -               851,136
     Income tax receivable                                                  (1,713)                -                (1,713)
     Identifiable intangibles / Goodwill                                   515,479           5,426,370           5,941,849
                                                                     ---------------------------------       -------------
            Total assets                                             $  35,190,319       $  10,636,236       $  45,826,555
                                                                     =================================       =============


LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                 $  15,613,212               $ -         $  15,613,212

    Accrued expense
            Accrued telecom                                              9,718,459                 -             9,718,459
            Accrued commissions                                             90,126                 -                90,126
            Accrued taxes                                                2,093,954                 -             2,093,954
            Accrued compensation                                               -                   -                   -
            Accrued inventory staging                                          -                   -                   -
            Accrued employee stock purchase plan                             4,768                 -                 4,768
            Accrued capital lease                                              -                   -                   -
            Accrued other                                               14,413,883                 -            14,413,883
                                                                     ---------------------------------       -------------
           Total accrued expense                                        26,321,190                 -            26,321,190

     Interco-Due to/fr NAS                                              (6,932,577)          6,932,577                 -
     Deferred compensation liability                                           -                   -                   -
     Captial lease obligations                                          29,595,875                 -            29,595,875
     Other current liabilities (deferred charges)                              -                   -                   -
     Deferred revenue                                                      740,742           1,025,715           1,766,457
     SBC,Interconnx, Covad and Covington note payable                    6,097,657             579,533           6,677,190
     Ascend line of credit                                               2,321,088                 -             2,321,088
                                                                     ---------------------------------       -------------
           Total other liabilities                                   31,822,785.54           8,537,824          40,360,610

            Total liabilities                                           73,757,188           8,537,824          82,295,012

Commitments and contingencies:
     Series B mandatorily redeemable preferred stock                    87,154,109                 -            87,154,109

Stockholders' equity:
     Common stock                                                           62,250                 -                62,250
     Additional paid-in-capital                                        187,336,103                 -           187,336,103
     Accumulated other comprehensive income                                  6,493                 -                 6,493
     Deferred compensation on employee stock options                      (206,312)                -              (206,312)
     Accumulated deficit                                              (310,993,243)          2,126,111        (308,867,132)
     Less treasury stock, at cost                                       (1,953,968)                -            (1,953,968)
                                                                     ---------------------------------       -------------
            Total stockholders' equity                                (125,748,677)          2,126,111        (123,622,566)
                                                                     ---------------------------------       -------------
           Total liabilities, mandatorily redeemable preferred
             stock and stockholder's equity                          $  35,162,620       $  10,663,935       $  45,826,555
                                                                     =================================       =============

** THE DEBTORS HAVE TRADITIONALLY PREPARED THEIR FINANCIAL INFORMATION ON A CONSOLIDATED BASIS. THE FOREGOING SCHEDULE HAS BEEN PREPARED AT THE REQUEST OF THE US TRUSTEE'S OFFICE. THERE ARE CERTAIN ESTIMATES AND ASSUMPTIONS MADE IN PREPARING THE ALLOCATION OF EXPENDITURES BETWEEN THE DEBTORS THAT, ALTHOUGH CONSIDERED TO BE REASONABLE, MAY OR MAY NOT PROVE TO BE ACCURATE. NEITHER THE DEBTORS NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY OF SUCH ESTIMATES/ASSUMPTIONS.

In re: NETWORK ACCESS SOLUTIONS                        Case No.      02-11611
      --------------------------                                ----------------
               Debtor                                  Reporting Period: JUN-02
                                                                         -------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------------------
                                                        AMOUNT
                                            BEGINNING   WITHHELD                                    CHECK           ENDING
                                               TAX         OR         AMOUNT           DATE           NO.            TAX
                                            LIABILITY   ACCRUED        PAID            PAID         OR EFT         LIABILITY
================================================================================================================================
FEDERAL
Withholding (Employee)                         0.00    155,821.33    155,821.33                                           0.00
FICA - Employee                                0.00     53,232.98     53,232.98                                           0.00
FICA - Employer                                0.00     53,232.98     53,232.98                                           0.00
Unemployment                                   0.00         99.91         99.91                                           0.00
Income (Company)                               0.00          0.00          0.00                                           0.00
Other - FUSF                                   0.00     79,474.36          0.00                                      79,474.36
                                         ---------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES                            0.00    341,861.56    262,387.20                                      79,474.36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
Withholding (Employee)                         0.00     44,696.10     44,696.10                                           0.00
Sales                                          0.00     78,207.12          0.00                                      78,207.12
Excise                                         0.00          0.00          0.00                                           0.00
Unemployment                                   0.00        182.33        182.33                                           0.00
Real Property                                  0.00          0.00          0.00                                           0.00
Personal Property                              0.00     62,795.30          0.00                                      62,795.30
Other -                                        0.00          0.00          0.00                                           0.00
                                         ---------------------------------------------------------------------------------------
   TOTAL STATE & LOCAL                         0.00    185,880.85     44,878.43                                     141,002.42
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                    0.00    527,742.41    307,265.63                                     220,476.78
--------------------------------------------------------------------------------------------------------------------------------



                          SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF DAYS PAST DUE
                                         ============  ========================================================  ===============
                                          Current         0-30          31-60          61-90        Over 90        Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                       138,021.18                                              138,021.18
Wages Payable                                                0.00                                                    0.00
Taxes Payable                                          220,476.78                                              220,476.78
Rent/Leases - Building                                       0.00                                                    0.00
Rent/Leases - Equipment                                      0.00                                                    0.00
Secured Debt / Adequate Protection
  Payments                                                   0.00                                                    0.00
Professional Fees                                            0.00                                                    0.00
Amounts Due to Insiders                                      0.00                                                    0.00
Other -                                                      0.00                                                    0.00
Other -                                                      0.00                                                    0.00
                                         ---------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                       0.00    358,497.96          0.00          0.00          0.00    358,497.96
--------------------------------------------------------------------------------------------------------------------------------



Explain how and when the Debtor intends to pay any past-due postpetition debts.

The USF Tax amount was paid in July 2002. For Sales Tax, the amounts were paid
--------------------------------------------------------------------------------
in August 2002, or will be paid at their applicable period-ending due date. The
--------------------------------------------------------------------------------
Personal Property Tax amount will be paid at it's applicable due date. The
--------------------------------------------------------------------------------
Accounts Payable amount is due to a timing issue, the outstanding amounts were
--------------------------------------------------------------------------------
paid during the month of July 2002. (None are past due)
--------------------------------------------------------------------------------


                                                             FORM MOR-4   (9/99)

In re:         NASOP                                   Case No.      02-11612
      --------------------------                                ----------------
               Debtor                                  Reporting Period: JUN-02
                                                                         -------


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------------------
                                                        AMOUNT
                                            BEGINNING   WITHHELD                                    CHECK           ENDING
                                               TAX         OR         AMOUNT           DATE           NO.            TAX
                                            LIABILITY   ACCRUED        PAID            PAID         OR EFT         LIABILITY
================================================================================================================================

FEDERAL
Withholding (Employee)                      0.00          0.00         0.00          -             -             0.00
FICA - Employee                             0.00          0.00         0.00          -             -             0.00
FICA - Employer                             0.00          0.00         0.00          -             -             0.00
Unemployment                                0.00          0.00         0.00          -             -             0.00
Income (Company)                            0.00          0.00         0.00          -             -             0.00
Other -                                     0.00          0.00         0.00          -             -             0.00
                                         ---------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES                      0.00          0.00         0.00                                      0.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
Withholding (Employee)                      0.00          0.00         0.00          -             -             0.00
Sales                                       0.00          0.00         0.00          -             -             0.00
Excise                                      0.00          0.00         0.00          -             -             0.00
Unemployment                                0.00          0.00         0.00          -             -             0.00
Real Property                               0.00          0.00         0.00          -             -             0.00
Personal Property                           0.00          0.00         0.00          -             -             0.00
Other -                                     0.00          0.00         0.00          -             -             0.00
                                         ---------------------------------------------------------------------------------------
   TOTAL STATE & LOCAL                      0.00          0.00         0.00                                      0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                 0.00          0.00         0.00                                      0.00
--------------------------------------------------------------------------------------------------------------------------------



                          SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.


------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF DAYS PAST DUE
                                         ============  ======================================================  ===============
                                          Current         0-30        31-60          61-90        Over 90        Total
------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                            0.00          0.00         0.00          0.00          0.00          0.00
Wages Payable                               0.00          0.00         0.00          0.00          0.00          0.00
Taxes Payable                               0.00          0.00         0.00          0.00          0.00          0.00
Rent/Leases - Building                      0.00          0.00         0.00          0.00          0.00          0.00
Rent/Leases - Equipment                     0.00          0.00         0.00          0.00          0.00          0.00
Secured Debt / Adequate Protection
  Payments                                  0.00          0.00         0.00          0.00          0.00          0.00
Professional Fees                           0.00          0.00         0.00          0.00          0.00          0.00
Amounts Due to Insiders                     0.00          0.00         0.00          0.00          0.00          0.00
Other -                                     0.00          0.00         0.00          0.00          0.00          0.00
Other -                                     0.00          0.00         0.00          0.00          0.00          0.00
                                         ---------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                    0.00          0.00         0.00          0.00          0.00          0.00
--------------------------------------------------------------------------------------------------------------------------------



Explain how and when the Debtor intends to pay any past-due postpetition debts.

This page to be amended.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                             FORM MOR-4   (9/99)

           NETWORK ACCESS SOLUTIONS CORPORATION, INC. AND NASOP, INC.

                                    JUNE 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

                                                                                NETWORK ACCESS
                                                                                  SOLUTIONS
                                                                               CORPORATION, INC.       NASOP, INC.
                                                                              -------------------   ------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                  AMOUNT               AMOUNT
---------------------------------------------------------------------         -------------------   ------------------
Total Accounts Receivable at the begininning of the reporting period               6,572,745            5,820,577
+ Amounts billed during the period                                                 2,920,041            1,365,563
- Amounts collected during the period                                             (2,579,000)          (1,441,000)
                                                                              -------------------   ------------------
Total Accounts Receivable at the end of the reporting period                       6,913,786            5,745,140
                                                                              -------------------   ------------------



ACCOUNTS RECEIVABLE AGING                                                           AMOUNT               AMOUNT
---------------------------------------------------------------------         -------------------   ------------------
0 - 30 days old                                                                    2,522,219            1,710,581
31 - 60 days old                                                                   1,326,844            1,176,047
61 - 90 days old                                                                     934,798              990,840
91+ days old                                                                       2,129,925            1,867,672
Total Accounts Receivable                                                          6,913,786            5,745,140
Amount considered uncollectible (Bad Debt)                                        (4,582,910)          (2,073,714)
Accounts Receivable (Net)                                                          2,330,876            3,671,426


                               DEBTOR QUESTIONAIRE


MUST BE COMPLETED EACH MONTH                                                       YES       NO        YES      NO
---------------------------------------------------------------------------   --------------------  ------------------
1.  Have any assets been sold or transferred outside the normal course of
business this reporting period?  If yes, provide an explanation below.                        X                  X
---------------------------------------------------------------------------   --------------------  ------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation
below.                                                                                        X                  X
---------------------------------------------------------------------------   --------------------  ------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide
an explanation below.                                                               X                   X
---------------------------------------------------------------------------   --------------------  ------------------
4.  Are workers compensation, general liability and other necessary
insurance coverages in effect?  If no, provide an explanation below.                X                   X
---------------------------------------------------------------------------   --------------------  ------------------



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